SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ______________________

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                -------------------------------------------------
                                 March 15, 2004

                                NOXSO CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Virginia
                  ---------------------------------------------
                 (State or other jurisdiction of incorporation)

             000-17454                                    54-1118334
    -------------------------                ----------------------------------
     (Commission file number)                 (IRS employer identification no.)

           1065 South 500 West, Bountiful, Utah              84010
         ----------------------------------------          ----------
         (Address of principal executive offices)          (Zip code)


                                 (801) 296-6976
               ---------------------------------------------------
              (Registrant's telephone number, including area code)



                   This document contains a total of 3 pages.

Item 5. Other Information

         Noxso Corporation (the "Company") previously reported in a Current Report on Form 8-K (the "8-K), filed February 4, 2004, that it had entered into a Stock Purchase Agreement (the "Agreement") with Cheong Tat Corporation ("CTC"). Under the terms of the Agreement, the Company was to receive from CTC an assignment of a Certificate of Deposit issued by Barclays Bank PLC - Isle of Man, UK, CTC, in the principal amount of a $50,000,000 in consideration for the issuance various Company securities. The closing of the Agreement was subject to CTC providing a bank to bank confirmation or other evidence that was satisfactory to the Company that title to the Certificate of Deposit had been transferred to the Company. Confirmation of the transfer of the Certificate of Deposit was not been forthcoming. As a result, on March 15, 2004, the Company and CTC amicably rescinded the Stock Purchase Agreement.

         The Company had also previously reported in the 8-K on the acquisition of 1,550,000 shares of the Company's restricted common stock by SWAA Tepeaca Holdings, LC ("SWAA") and 1,600,000 shares of the Company's restricted common stock by The Foundation for Advanced Research ("FAR") in transactions that were unrelated to the CTC transaction described above. The information reported regarding SWAA and FAR was correct, except that the percentage of outstanding stock reported to be held by SWAA and FAR is incorrect in light of the rescission of the CTC transaction. The Company has a total of 11,437,150 shares of common stock outstanding, after the rescission. The rescission results in SWAA owning approximately 41.8% of the Company's issued and outstanding shares of common stock, and FAR owning approximately 14.8% of the Company's issued and outstanding shares of common stock.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       Financial Statements of Businesses Acquired.

                  Not applicable.

         b.       Pro Forma Financial Information.

                  Not applicable.

         c.       Exhibits.

                  Number         Description
                  ------         -----------

                  10.1     Letter of Rescission

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   NOXSO CORPORATION




Date: March 16, 2004                               By /s/ Richard J. Anderson
                                                     ---------------------------
                                                      Richard Anderson
                                                      President and Director